UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2015

CECO Environmental Corp.

(Exact Name of registrant as specified in its charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4625 Red Bank Road, Cincinnati, OH	45227
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 513-458-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 7, 2015, the Board of Directors of CECO Environmental Corp. (the “Company”) approved an increase of the maximum number of shares of the Company common stock reserved for stock grants and for purchase pursuant to the exercise of options granted under the Company’s Amended and Restated 2007 Equity Incentive Plan, as amended (the “Plan”), by 700,000 shares, from 2,600,000 shares to 3,300,000 shares, subject to approval by the Company’s stockholders at a special meeting to be held on September 2, 2015 (the “Special Meeting”) in connection with the pending mergers contemplated in the Agreement and Plan of Merger, dated as of May 3, 2015 (the “Merger Agreement”), by and among the PMFG, Inc., a Delaware corporation (“PMFG”), the Company, Top Gear Acquisition Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub I”), and Top Gear Acquisition II LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub I”). The Merger Agreement provides for, among other things, (1) the merger of PMFG with and into Merger Sub I, with PMFG as the surviving entity (the “First Merger”), and (2) a subsequent merger whereby PMFG will merge with and into Merger Sub II, with Merger Sub II as the surviving entity (the “Second Merger” and together with the First Merger, the “Mergers”).

The Company and PMFG have mailed to their stockholders a joint proxy statement/prospectus, dated July 31, 2015 (the “Joint Proxy Statement/Prospectus”) for their respective special meetings in connection with the Mergers. After mailing the Joint Proxy Statement/Prospectus, which contains a proposal to be voted on by the Company’s stockholders to increase the maximum number of shares reserved under the Plan as described above (the “Proposal”), the Board of Directors of the Company amended the Plan to eliminate the Company’s power to reprice or exchange grants without stockholder approval. The amendment to the Plan (the “Amendment”) became effective immediately upon approval by the Board of Directors on August 20, 2015. A copy of the Amendment is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

The information set forth under Item 5.02(e) of this Current Report on Form 8-K is incorporated by reference in this Item 8.01. In connection with the Amendment, the Company and PMFG agreed to update the Joint Proxy Statement/Prospectus with the supplement (the “Supplement”) attached as Exhibit 99.1 hereto and incorporated herein by reference. The Supplement should be read in conjunction with the Joint Proxy Statement/Prospectus and the documents incorporated by reference therein.

Important Information for Investors and Stockholders

This Current Report on Form 8-K is not a substitute for the final prospectus/proxy statement that CECO Environmental Corp. (“CECO”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 31, 2015, which includes a prospectus with respect to shares of CECO common stock to be issued in the merger and a proxy statement of each of CECO and PMFG, Inc. (“PMFG”) in connection with the merger between CECO and PMFG. The prospectus/proxy statement has been sent or given to the stockholders of record as of the close of business on July 30, 2015 of each of CECO and PMFG and contains important information about the merger and related matters, including detailed risk factors. CECO’S AND PMFG’S SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE FINAL PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE MERGER THAT HAVE BEEN FILED WITH THE SEC IN THEIR ENTIRETY AND CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The prospectus/proxy statement and other documents that have been filed with the SEC by CECO and PMFG are available without charge at the SEC’s website, www.sec.gov, or by directing a request to (1) CECO Environmental Corp. by mail at 4625 Red Bank Road Suite 200, Cincinnati, Ohio 45227, Attention: Investor Relations, by telephone at 800-333-5475 or by going to CECO’s Investor page on its corporate website at www.cecoenviro.com; or (2) PMFG, Inc. by mail at 14651 North Dallas Parkway Suite 500, Dallas, Texas 75254, Attention: Investor Relations, by telephone at 877-879-7634, or by going to PMFG, Inc.’s Investors page on its corporate website at www.pmfginc.com.

This communication is for informational purposes only and is neither an offer to sell nor the solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Proxy Solicitation

CECO and PMFG, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transactions and may have direct or indirect interests in the proposed transactions. Information about the directors and executive officers of CECO is set forth in its prospectus/proxy statement filed on July 31, 2015, the proxy statement for its 2015 annual meeting of shareholders and CECO’s Annual Report on Form 10-K for the year ended December 31, 2014, which were filed with the SEC on April 10, 2015 and March 18, 2015, respectively. Information about the directors and executive officers of PMFG is set forth in its proxy statement filed on July 31, 2015, and the proxy statement for its 2014 annual meeting of shareholders and PMFG’s Annual Report on Form 10-K for the year ended June 28, 2014, which were filed with the SEC on October 16, 2014 and September 10, 2014, respectively. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Safe Harbor for Forward-Looking Statements

Any statements contained in this Current Report on Form 8-K other than statements of historical fact, including statements about management’s beliefs and expectations of the proposed merger and related transactions and future results, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and should be evaluated accordingly. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,” “anticipate,” “expect,” “intend,” “target,” “should,” “may,” “will” and similar expressions and their negative forms are intended to identify forward-looking statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include the ability to complete the proposed merger and related transactions between CECO and PMFG; the receipt of shareholder approvals; the availability of financing to be obtained by CECO; the ability to successfully integrate CECO’s and PMFG’s operations, product lines, technologies and employees; the ability to realize revenue and customer growth opportunities, combined revenue goals, marketing and cost synergies from the proposed merger between CECO and PMFG in a timely manner or at all; factors related to the businesses of CECO and PMFG including economic, political and financial market conditions generally and economic conditions in CECO’s and PMFG’s target markets; dependence on fixed-price contracts and the risks associated with those contracts, including actual costs exceeding estimates and method of accounting for contract revenue; fluctuations in operating results from period-to-period due to cyclicality of the businesses; the effect of the merger and related transactions on each of CECO’s and PMFG’s infrastructure, resources, and existing sales; the ability to expand operations in both new and existing markets; the potential for contract delay or cancellation; changes in or developments with respect to any litigation or investigation; unknown, underestimated or undisclosed commitments or liabilities; the potential for fluctuations in prices for manufactured components and raw materials; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties, which may make it more difficult to maintain business and operational relationships; the substantial amount of debt expected to be incurred in connection with the proposed merger and CECO’s ability to repay or refinance it, incur additional debt in the future or obtain a certain debt coverage ratio; diversion of management time from each of CECO’s and PMFG’s ongoing operations; the impact of federal, state or local government regulations; and the effect of competition in the air pollution control and industrial ventilation industry.

These and other risks and uncertainties are discussed in more detail in CECO’s and PMFG’s current and future filings with the SEC, including the final prospectus/proxy statement under the heading “Risk Factors,” which was filed by each of CECO and PMFG on July 31, 2015, CECO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 under the heading “Item 1A. Risk Factors,” which was filed with the SEC on March 18, 2015 and PMFG’s Annual Report on Form 10-K for the fiscal year ended June 28, 2014 under the heading “Item 1A. Risk Factors,” which was filed with the SEC on September 10, 2014. Many of these risks are beyond management’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only as of the date the statement is made. All forward-looking statements attributable to CECO or PMFG or persons acting on behalf of either CECO or PMFG are expressly qualified in their entirety by the cautionary statements and risk factors contained in this Current Report on Form 8-K and CECO’s and PMFG’s respective filings with the SEC. Forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, neither CECO nor PMFG undertakes any obligation to update or review any forward-looking statement or information, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to the Plan dated August 20, 2015.

99.1	Supplement dated August 20, 2015 to the Joint Proxy Statement/Prospectus dated July 31, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2015	CECO ENVIRONMENTAL CORP.

	By:	/s/ Edward J. Prajzner
Edward J. Prajzner Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to the Plan dated August 20, 2015.

99.1	Supplement dated August 20, 2015 to the Joint Proxy Statement/Prospectus dated July 31, 2015.